SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported):

                                 August 25, 2003

                                  AUDIBLE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         000-26529                                         22-3407945
   (Commission File No.)                       (IRS Employer Identification No.)



                            65 Willowbrook Boulevard
                                Wayne, NJ  07470
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (973) 837-2700


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ITEM  5.  OTHER  EVENTS

     On August 25, 2003, Audible, Inc. (the "Company") issued a press release announcing the Company's new marketing alliance with Amazon.com. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

     The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not  Applicable.

     (b)  Not  Applicable.

     (c)  Exhibits.

          99.1     Press  Release  dated  August  25,  2003.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 25, 2003                     Audible,  Inc.


                                           /s/  Andrew  P.  Kaplan
                                           -------------------------
                                           By:     Andrew  P.  Kaplan
                                           Title:  Chief  Financial  Officer


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